UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 29, 2011

Stillwater Mining Company
(Exact name of registrant as specified in its charter)

Delaware ___________________________________	001-13053 ___________________________________	81-0480654 ___________________________________
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1321 Discovery Drive
Billings, Montana 59102
______________________________________________________________________________________________
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (406) 373-8700

Not Applicable
_______________________________________________________________________________________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On April 3, 2012, Stillwater Mining Company (“Stillwater”) received the executed Collective Bargaining Agreement (the “Agreement”) between USW International Union Local 11-0001 (East Boulder Unit) and Stillwater, attached hereto as Exhibit 99.1.  Said Agreement became effective on January 1, 2012.  This Agreement represented employees ratified their new contract just prior to year end, six months ahead of the scheduled expiration of their prior agreement. A press release was issued June 29, 2011.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1 - Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STILLWATER MINING COMPANY

By:	/s/ Brent R. Wadman
Brent R. Wadman
Corporate Secretary

Date: April 5, 2012